                                                                    EXHIBIT 2.8

                         CONTRACT OF PURCHASE AND SALE



Dated for reference the 29th day of December, 1995.


BETWEEN:

                 MING KOWN KOO Businessman, and SUI SIN CHO, Businesswoman, both of 5339 Buckingham Street, Burnaby, British Columbia, V5E 1Z9

                 (hereinafter jointly and severally called the "Buyer")

                                                               OF THE FIRST PART
AND:
                 NAM TAI ELECTRONICS (CANADA) LTD., of #530 - 999 West Hastings Street, Vancouver, British Columbia, V6C 2W2

                 (hereinafter called the "Seller")
                                                              OF THE SECOND PART

WHEREAS:

A. Nam Tai Electronics (Canada) Ltd. is the registered owner in fee simple of the following property:
                 Civic address:            1507 Pinecrest Drive, West Vancouver,
                                           British Columbia

                 Legal Description:        Municipality of West Vancouver
                                           Parcel Identifier: 014-577-097
                                           Lot 15 Block 57 Capilano
                                           Estates Extension No. 22 Plan
                                           22343

                 (the "Property")

B.               The Buyer are directors of the Seller.


C. The Seller has agreed to sell and the Buyer has agreed to buy the Property on the terms and subject to the conditions hereinafter provided.

D. The book value of the Property consisting of land and buildings as reflected in the financial statements of the Seller is CDN$2,200,000.00.


E. The 1996 Property Assessment Notice prepared by the British Columbia Assessment Authority, a copy of which is attached hereto as Schedule "A", provides an assessed value of the land and buildings of the Property at $1,956,000.00.




                 NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree each with the other as follows:


1. The completion date shall be on or before February 29, 1996 (the "Completion Date").

2. Upon the terms and subject to the conditions hereof, the Seller agrees to sell and transfer to the Buyer, and the Buyer agrees to buy from the Seller the Property at the purchase price of TWO MILLION TWO HUNDRED THOUSAND CANADIAN DOLLARS (CDN$2,200,000.00) (the "Purchase Price").

3. The Seller shall execute and deliver in registrable form where necessary all documents required to give effect to this Contract of Purchase and Sale, including documents necessary for the transfer of the title to the Property from the Seller to the Buyer and any joint owner as may be designated by the Buyer, on the Completion Date.

4. The Seller shall deliver title to the Buyer free and clear of all encumbrances except subsisting conditions, provisos, restrictions, exception and reservations, including royalties, contained in the original grant or contained in any other grant or disposition from the Crown, registered or pending restrictive covenants and rights-of-way in favour of utilities and public authorities, existing tenancies set out below, if any, and except as otherwise set out herein.


5.               The Possession Date shall be the same as the Completion Date.

6.               The Adjustment Date shall be the same as the Possession Date.
The Buyer will assume and pay all taxes, rates, local improvement assessments, insurance, fuel, utilities and other charges from, and including the date set for adjustments, and all adjustments both incoming and outgoing of whatsoever nature will be made as of the Adjustment Date.

7. All buildings on the Property and all other items included in the purchase and sale will be and remain at the risk of the Seller until 12:01 a.m. on the Completion Date. After that time, the Property and all included items will be at the risk of the Buyer.

8. The Seller declares and represents that the Seller is a resident of Canada as defined under the Income Tax Act.

9. The parties hereto shall execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Contract of Purchase and Sale.


10. This Contract of Purchase and Sale shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.


                 IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the date first above written.



SIGNED, SEALED AND DELIVERED    )
by MING KOWN KOO in the         )
                                )
presence of:                    )
                                )
                                )
Name:            [SIG]          )                     [SIG]
     ---------------------------)      ----------------------------------
           PATRICK E. LEE, Esq. )      MING KOWN KOO
Address:                        )
        ------------------------)
                                )
- --------------------------------)
                                )
Occupation:                     )
           ---------------------)

SIGNED, SEALED AND DELIVERED          )
                                      )
by SUI SIN CHO in the                 )
presence of:                          )
                                      )
                                      )
Name: /s/  PATRICK E. LEE             )        /s/  SUI SIN CHO
      ----------------------          )        --------------------------
      PATRICK E. LEE, Esq.            )        SUI SIN CHO
      Barrister & Solicitor           )
                                      )
Address:  Notary Public               )
          Suite 212 - 475 Main Street )
          Vancouver, B.C. V6A 2T7     )
         ---------------------------  )
                                      )
Occupation:                           )
           -------------------------  )



EXECUTED on behalf of                 )
NAM TAI ELECTRONICS                   )
(CANADA) LTD. by its                  )
authorized signatory:                 )
                                      )
                                      )
                                      )
 /s/  MARK WASLEN                     )
- ----------------------------------    )
Authorized Signatory                  )
- - MARK WASLEN                         )

                                  SCHEDULE "A"

  BRITISH COLUMBIA                 ASSESSMENT ROLL NUMBER             OFFICE USE
ASSESSMENT AUTHORITY
                                      08-45-328-24-0306-000-000         NEIGHCD
                                                                          024

                                      District of West Vancouver         025529


                            1996 PROPERTY ASSESSMENT

This is your 1996 Property Assessment Notice. The purpose of this notice is to provide you with an estimate of your property value. This information will be used by the provincial government, municipalities, regional districts, and hospital boards to calculate your 1996 property taxes.

PROPERTY DESCRIPTION

Your property description may consist of a property address, legal description and the property identification (PID) number assigned by the Land Titles Office.

1507 PINECREST DR
Lot 15, Block 57, Plan 22343, District Lot CE #22, New Westminster Group 1 Land District.

PID-014-577-097

PROPERTY VALUE
The value of your property is determined by local real estate market conditions. The ASSESSED VALUE is BC Assessment's estimate of the market value (most probable selling price) for your property had it been for sale on July 1, 1995.

This value reflects the physical condition of your property as of October 31, 1995.

                                      VALUE         CLASS
LAND                                 709,000
BUILDINGS                          1,247,000
ASSESSED VALUE                    $1,956,000        RESIDENTIAL
  TAXABLE VALUE                   $1,956,000


ADDITIONAL INFORMATION

This information relates to your property and may be of interest to you.

o  This is an assessment of an incomplete building or structure.

o "Residential" includes dwellings, recreational property, apartments, condominiums, manufactured homes, farm buildings and some vacant land.

o  1995 assessed value (as of July 1, 1994) was $1,328,000

YOUR ASSESSMENT OFFICE FOR THIS PROPERTY IS:

                 North Shore-Squamish Valley Area
                 255 First St W Suite 210
                 North Vancouver BC V7M 3G8
                 08-45-328-24-0306-000-000

Local Office (604) 984-9751 or 1-800-571-1211
Fax (604) 984-9310

If you have any questions about your 1996 Property Assessment, please call your local assessment office.

During the month of January, the office will be open between 8:30 a.m. and 5:00 p.m., Monday through Friday.

For more information, please see the back of this notice.

PLEASE NOTE THAT THE DEADLINE FOR APPEALING
YOUR ASSESSMENT IS JANUARY 31, 1996.



THE OWNER/LESSEE OF THIS PROPERTY IS:

NAM TAI ELECTRONICS LTD
530 999 HASTINGS ST W        40
VANCOUVER BC    V6C 2W2

                                    CONTRACT


THIS AGREEMENT made as of the 29th day of December, 1995.

BETWEEN:
                MING KOWN KOO, Businessman, of 5339 Buckingham Street, Burnaby, British Columbia, V5E 1Z9

                (hereinafter called "KOO")
                                                               OF THE FIRST PART
AND:
                NAM TAI ELECTRONICS, INC., of Unit 513 - 520 No. 1 Hung To
                Road, Kwun Tong, Kowloon, Hong Kong

                (hereinafter called "NAM TAI INC.")
                                                              OF THE SECOND PART
WHEREAS:

A. Nam Tai Electronics (Canada) Ltd. ("Nam Tai Canada") is a whollyowned subsidiary of Nam Tai Inc.


B. Nam Tai Canada and Koo have entered into contracts (the "Contracts") for the purchase and sale of the land and buildings (the "Property"), and the home furnishings and accessories, household appliances and home theatre equipment (the "Furnishings") located at:

                Civic address:            1507 Pinecrest Drive,
                                          West Vancouver, British Columbia

                Legal Description:
                                          Municipality of West Vancouver
                                          Parcel Identifier: 014-577-097
                                          Lot 15 Block 57 Capilano Estates
                                          Extension No. 22 Plan 22343

C. Koo agreed with Nam Tai Inc., through its subsidiary, Nam Tai Canada to purchase the Property at the purchase price which shall be the greater of:

                 (i) the appraised value of the Property as determined by a fully qualified appraiser, with experience in appraisals of similar properties; and

                 (ii) the value of the Property as reflected in the financial statements of Nam Tai Canada.


D. The total book value of the Property and the Furnishings as reflected in the financial statements of Nam Tai Canada is equal to US$2,620,444.56.


E. Canada Springfield Appraisal Consultants Ltd. has prepared an appraisal report of the Property, a copy of which is attached hereto as Schedule "A". The market value conclusion provided in this appraisal is equal to US$2,063,287.40.


F. The 1996 Property Assessment Notice on the Property issued by the British Columbia Assessment Authority is attached hereto as Schedule "B".


G. The total purchase price (the "Total Purchase Price") payable by Koo pursuant to the Contracts is equal to US$2,620,444.56


H. The values set out in paragraphs D, E and G are calculated at the exchange rate of CDN$1.3652 to US$1.0000, being the average of the buying and selling exchange rates as at the close of December 29, 1995.


I. Nam Tai Inc. and Nam Tai Canada have represented to Koo the following:

                 (i) Upon the respective completion dates in the Contracts, Nam Tai Canada shall assign and transfer to Nam Tai Inc. all of the rights of Nam Tai Canada to receive from Koo the respective purchase prices under the Contracts (the "Transfer of Receivables"); and

                 (ii) Nam Tai Inc. has agreed with Nam Tai Canada that upon the Transfer of Receivables, the outstanding amount of the loans owed by Nam Tai Canada to Nam Tai Inc. shall be reduced by the corresponding amount equal to the respective purchase prices under the Contracts (the "Partial Repayment of Inter-company Loan").



                 NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree each with the other as follows:

1.               Nam Tai Inc. and Koo agree:

                 (a) on the completion dates under the Contracts, Nam Tai Inc. will effect the Transfer of Receivables and the Partial Repayment of Inter-company Loan on the same date; and

                 (b) upon the Transfer of Receivables the Total Purchase Price shall be converted and payable in United States funds calculated at the exchange rate of CDN$1.3652 to US$1.00, being the average of the buying and the selling exchange rates as at the close of December 29, 1995, resulting in a final total purchase price of US$2,620,444.56 (the "Final Price").

2.               Koo and Nam Tai Inc. further agree as follows:

                 (a) Koo shall waive all his rights to receive from Nam Tai Inc. the sum of FIVE HUNDRED THOUSAND US DOLLARS (US$500,000.00) payable to Koo as compensation for loss of office in exchange for a discount of US$450,000.00 on the Final Price; and

                 (b) pursuant to sub-paragraph 2(a) above, the Final Price shall be reduced by FOUR HUNDRED FIFTY THOUSAND US DOLLARS (US$450,000.00) to TWO MILLION ONE HUNDRED SEVENTY THOUSAND FOUR HUNDRED FORTY-FOUR US DOLLARS and FIFTY-SIX CENTS ($2,170,444.56) (the "Net Purchase Price").


3. As partial payment in the amount of FIFTY THOUSAND US DOLLARS (US$50,000.00) towards the Net Purchase Price, Koo shall transfer to Nam Tai Inc. 375 shares of Series B 10% Convertible Preferred Stock of Joseph Charles & Co., Inc., Warrant No. W-8, being a warrant for the purchase of 375 shares Of Series B 10% Convertible Preferred Stock of Joseph Charles & Co., Inc., and the right to receive 3.70% of all dealer warrants as evidenced by letter from Joseph Charles & Associates, Inc. Koo and Nam Tai Inc. agree that the above securities shall be valued at FIFTY THOUSAND US DOLLARS (US$50,000.00).

4.               Koo and Nam Tai Inc. further agree that:

                 (a) the payment term is that the balance of the Net Purchase Price in the amount of TWO MILLION ONE HUNDRED TWENTY THOUSAND FOUR HUNDRED FORTY-FOUR US DOLLARS and FIFTY-SIX CENTS ($2,120,444.56) shall be payable by Koo to Nam Tai Inc. on or before December 31, 1997, but in any event, upon Koo receiving demand in writing from Nam Tai Inc. for such payment if Nam Tai Inc. intends to issue securities through a recognized stock exchange or by private placement; and

                 (b) after Nam Tai Inc. has made the written demand as set out in sub-paragraph 4(a), Nam Tai Inc. shall have the right to cause Koo to sell as much of Koo's shareholdings in Nam Tai Inc. as is necessary to ensure full payment of the balance of the Net
                          Purchase Price as set out in sub-paragraph 4(a) above.


5. As security for the payment of the balance of the Net Purchase Price, Koo shall pledge to Nam Tai Inc. THREE HUNDRED THOUSAND SIX HUNDRED EIGHTY-TWO (300,682) shares in the capital stock of Nam Tai Inc., INC. (the "Security") and the Share certificates representing the Security shall be held in trust by a trustee (the "Trustee") to be appointed by Nam Tai Inc. Upon the full payment of the balance of the Net Purchase Price by Koo to Nam Tai Inc., Nam Tai Inc. shall cause the Trustee to return the said share certificates to Koo. The value of the Security based on the closing price of the shares of Nam Tai Inc. on the NASDAQ Exchange as at December 29, 1995 was US$3,533,014.00.

6. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                   IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the date first above written.


SIGNED, SEALED AND DELIVERED    )
by MING KOWN KOO in the         )
presence of:                    )
                                )
Name:   IRENE M.C. SO           )
     -----------------------    )    ------------------------------
                                )    MING KOWN KOO
Address: 3006 Albion Drive      )
        --------------------    )
         Coquitlam, BC V3B 6W9  )
         Canada                 )
                                )
Occupation:  Secretary          )
           -----------------    )

EXECUTED on behalf of           )
NAM TAI ELECTRONICS,            )
INC. by its authorized          )
signatory(ies):                 )
                                )
                                )
                                )
                                )
                                )
- ------------------------------  )
Authorized Signatory            )
                                )
                                )
                                )
                                )
                                )
- ------------------------------  )
Authorized Signatory            )

                                  SCHEDULE "A"


                                APPRAISAL REPORT
                                       of

                              1507 Pinecrest Drive
                              West Vancouver, B.C.


                                     AS AT:
                                  May 30, 1995



                                 PREPARED FOR:


                              Nam Tai Electronics
                            Ltd.  Attn: Mark Waslen



                                  PREPARED BY:


                               Canada Springfield
                           Appraisal Consultants Ltd.

Lender Reference No.:                                  APPRAISAL REPORT                          File No.: R506047F.SK
Lender/Client Nam Tai Electronics Ltd.               HOME OWNERSHIP UNITS                        APPRAISER Canada Springfield
Attn: Mark Waslen                                    ADDRESS OF PROPERTY                           Appraisal Consultants Ltd.
Address: 4185 Still Creek Drive                      1507 Pinecrest Drive                        Address: #830-505 Burrard Street
  Burnaby, B.C. V5C 6G9                              West Vancouver, B.C.                          Vancouver, B.C. V7X 1M4
Tel: (____) _________                                                                            Tel: (604) 688-5675


APPLICANT NAME    --
                ----------------------------------------------------------------
LEGAL DESCRIPTION  LOT 15, BLK 57, DL CE #22, LD 37, PLN 22343, PID: 014-577-097
                   -------------------------------------------------------------
MUNICIPALITY OR DISTRICT  District of West Vancouver
                          --------------------------
ASSESSMENT:  LAND 657000  IMP 671000  TOTAL 1328000.00  TAXES $4,444.68-94  YEAR 1995
                  ------      ------        ----------        ------------       ----
PURPOSE OF APPRAISAL:  To estimate the market value   X   or as of May 30, 1995
                                                    -----    ------------------
PROPERTY RIGHTS APPRAISED:  Fee simple   X   Leasehold        Condominium        Co-operative        Other (Specify)
                                       -----           ------             ------              ------                 ------
OCCUPIED BY:  Owner                          Tenant                        Vacant   X
                    ------------------------        ----------------------        -----
HIGHEST & BEST USE:  Yes  As improved  NOTE:  IF HIGHEST & BEST USE IS NOT THE CURRENT USE - SEE COMMENTS.
                    -----



                                                     NIEGHBOURHOOD DESCRIPTION

NATURE OF DISTRICT    TREND OF DISTRICT    CONFORMITY OF SUBJ.    AVG. AGE OR PROPERTIES       SUPPLY        DEMAND

  X   Residential           Improving            Inferior         IN NEIGHBOURHOOD:           X   Good       X   Good
- -----                 -----                -----                                            -----          -----
      Rural             X   Stable           X   Similar          New to 35 Years                 Fair           Fair
- -----                 -----                -----                  ---------                 -----          -----
      Mixed                 Deteriorating        Superior         Area Built Up 100%              Poor           Poor
- -----                 -----                -----                                            -----          -----
                            Transition
- ----- -----------     -----                ----- -----------

DISTANCE Elementary School  1 km                   Public Transportation  0.5 km            Price Range in Neighbourhood
                           --------                                     -----------
    TO:  Secondary School  1 km                    Shopping Facilities  3.5 km                 $550,000-2,500,000
                          ---------                                   -------------        ----------------------------
                                                   Downtown  12 km (Vancouver)
    -------------------------------                        ------------------------        ----------------------------

SUMMARY:  Including ADVERSE INFLUENCES IN AREA, if any (e.g. railroad tracks, commercial/industrial properties, unkempt properties, major traffic arteries, etc.)

  See addendum (1)
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------



                                                          SITE DESCRIPTION

SITE DIMENSIONS:  132.3X86.5/152/44.9/20.3/24.8        X   PAVED ROAD          X   TELEPHONE            X   SANITARY SEWER
                 --------------------------------    -----                   -----                    -----
SITE AREA:  12,744 sq.ft.  SOURCE:  site plan              GRAVEL ROAD         X   GAS                      SEPTIC
           --------------------------------------    -----                   -----                    -----
TOPOGRAPHY:  gently slopes up from street to*              SIDEWALK            X   MUNICIPAL WATER      X   STORM SEWER
            -------------------------------------    -----                   -----                    -----
CONFIGURATION:  irregular         *     rear           X   CURBS                   WELL-PRIVATE             OPEN DITCH
               ----------------------------------    -----                   -----                    -----
ZONING:  RS-3                                          X   STREET LIGHTS       X   WELL-COMMUNAL
        -----------------------------------------    -----                   ----- ---------------    ----- --------------
                                                       X   CABLEVISION
- -------------------------------------------------    -----                   ----- ---------------    ----- --------------

DOES PRESENT USE CONFORM:   X   YES          NO  (IF NO, SEE COMMENT)
                          -----        -----

LANDSCAPING                      EASEMENTS        DRIVEWAY

  X   EXCELLENT          FAIR          UTILITY      X   PRIVATE          SINGLE          CONCRETE      X   UNDERGROUND
- -----              -----         -----            -----            -----           -----             -----
      GOOD               POOR          ACCESS           MUTUAL           DOUBLE          ASPHALT           OVERHEAD
- -----              -----         -----            -----            -----           -----             -----
      AVERAGE            NONE      X Not known          NONE                        Pav'g stone
- -----              -----         ----- -------    -----            ----- ------    ----- --------    ----- -----------

COMMENT ON ANY POSITIVE/NEGATIVE FEATURES: (e.g. regarding conforming of zoning, effects of easements, value trends, etc.)

The subject site is located at the corner of Pinecrest Drive and Chartwell Drive, has a view of the city and Burrard Inlet.
- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------



                                               DESCRIPTION OF IMPROVEMENTS - EXTERIOR

ESTIMATED YEAR BUILD:  1995                   EFFECTIVE AGE:  New                    ESTIMATED REMAINING LIFE: (yrs)  60 Yr
                     --------------------                   --------------------                                    ---------------
CONSTRUCTION COMPLETE:  No                    PERCENTAGE COMPLETE:  95%              HOLDBACK RECOMMENDED:
                      -------------------                         --------------                          -------------------------

FLOOR AREA                   BASEMENT                    TYPE OF BUILDING          DESIGN                   CONSTRUCTION

MAIN  2498.4                   X   FULL                    X   DETACHED                  ONE STOREY           X   WOOD FRAME
     --------------------    -----                       -----                     -----                    -----
2nd  1933.7                        PARTIAL                     SEMI-DETACHED             SPLIT-LEVEL              BRICK
    ---------------------    -----                       -----                     -----                    -----
3rd                                CRAWL SPACE                 ROW/TOWNHOUSE             1 1/2 STOREY             STONE
    ---------------------    -----                       -----                     -----                    -----
TOTAL  4432.1                  TOTAL AREA 2108.8               APARTMENT             X   2-STOREY                 CONCRETE
      -------------------    ----- -------------         -----                     -----                    -----
  X   SQ.FT.       SQ.M.       X   SQ.FT.       SQ.M.
     --------------------    -----        -----          -----                     -----                    -----

WINDOW SASH/GLAZING          EXTERIOR FINISH                                       ROOFING MATERIAL         OVERALL EXT. CONDITION

Double glazed/                     BRICK VENNER                WOOD SIDING               ASPHALT SHINGLE      X   GOOD
- -------------------------    -----                       -----                     -----                    -----
wood                               SOLID BRICK                 ALUMINUM                  WOOD SHINGLE             AVERAGE
- -------------------------    -----                       -----                     -----                    -----
U.F.F.I. APPARENT                  STONE VENEER                VINYL                     TAR & GRAVEL             FAIR
                             -----                       -----                     -----                    -----
      YES                      X   SOLID STONE                 INSULBRICK            X   Conc Tile                POOR
- -----                        -----                       -----                     ----- ---------
  X   NO                       X   STUCCO                                           New  APPROX. AGE
- -----                        -----                       ----- -----------         -----                    ----- ----------------



                                               DESCRIPTION OF IMPROVEMENTS - INTERIOR

INSULATION                   FLOORING                                            WALLS        CEILINGS      FINISH

  X   CEILING                  X   W-W CARPET                  SHEET VINYL                                  PLYWOOD
- -----                        ----- -------------         -----                   -------      --------
  X   WALLS                        SOFTWOOD                    VINYL TILE                                   PLASTER
- -----                        ----- -------------         -----                   -------      --------
  X   BASEMENT                     HARDWOOD                X   CERAMIC              X            X          GYPSUM BOARD
- -----                        ----- -------------         -----                   -------      --------
  X   CRAWL                        LINOLEUM
- -----                        ----- -------------         ----- ------------      -------      --------      ----------------------
                               X Marble tile
- ----- -------------------    ----- -------------         ----- ------------      -------      --------      ----------------------


FLOOR PLAN                   CLOSETS                    BEDROOMS (#)            BATHROOMS (#)              OVERALL INT. CONDITION

  X   GOOD                     X   GOOD                    1   LARGE                2    2-Pc.      X   GOOD         X   GOOD
- -----                        -----                       -----                   -------          -----            -----
      AVERAGE                      AVERAGE                 4   AVERAGE              1    3-Pc.          AVERAGE          AVERAGE
- -----                        -----                       -----                   -------          -----            -----
      FAIR                         FAIR                        SMALL                4    4-Pc.          POOR             FAIR
- -----                        -----                       -----                   -------          -----            -----
      POOR                         POOR                                                  5-Pc.          CUSTOMER         POOR
- -----                        -----                       -----                   -------          -----            -----
                                                                                    1    6-Pc.                     Upon Comp'tion
- -----                        ----- -------------         ----- ------------      -------          ----- --------   -----

FORM #: CSA-USPAP 01/92 Page 1            This form was produced using CRAL by CSA, Inc., Copyright (C) 1989 - 1994

                                              Canada Springfield Appraisal Consultants

FOUNDATION WALLS        PLUMBING LINES          ELECTRICAL               WATER HEATER            HEATING SYSTEM

 X   POURED CONCRETE      X  COPPER                   FUSES               X  GAS                     FORCED AIR
- ---                      ---                     ---                     ---                     ---
     CONCRETE BLOCK       X  PVC                  X   BREAKERS               ELECTRIC                GRAVITY
- ---                      ---                     ---                     ---                     ---
     CONCRETE SLAB           GALVANIZED                                                           X  HOT WATER
- ---                      ---                     ---  ------             --- ------              ---
     BRICK STONE                                 RATED CAPACITY OF MAIN  N/A CAPACITY
- ---                      --- -------------                               ---
                                                 BREAKERS 400 AMPS           FUEL TYPE           Gas FUEL TYPE
- --- ------------         --- -------------               -----           ---                     ---

BUILT-IN APPLIANCES/EXTRA FEATURES:

 X  STOVE         X   VACUUM                 CENTRAL AIR            SAUNA             X  SOLARIUM          X  Heat Exchanger
- ---              ----                    ---                    ---                  ---                  --- ---------------------
 X  OVEN          X   GARBAGE DISPOSAL       AIR CLEANER            WHIRLPOOL         X  SKYLIGHTS         X  Microwave
- ---              ----                    ---                    ---                  ---                  --- ---------------------
 X  DISHWASHER  2-gas FIREPLACE(S)        X  SECURITY SYSTEM     X  SWIMMING POOL     X  GARAGE OPENER     X  Sub-zero Refrigerator
- ---             -----                    ---                    ---                  ---                  --- ---------------------

BASEMENT FINISHES, UTILITY:  See addendum (2)

GARAGES/CARPORTS: Attached triple garage.

DECKS, PATIOS, OTHER IMPROVEMENT: See addendum (3)

COMMENTS: Building, appearance, quality, condition, services including extras:
See addendum (1)

ROOM ALLOCATION                                                      COST APPROACH
  LEVEL:       MAIN         SECOND    THIRD             BSMT.        SOURCE OF COST DATA:     MANUAL     LOCAL CONTRACTOR  X OTHER
                                                                                          ----        ----                ---
ROOMS:
  ENTRANCE      3                                                    LAND VALUE:                                        $750000
  LIVING        1                                                                -----------------------------------   -----------
  DINING        1
  KITCHEN       1+nook                                               BUILDING                         COST NEW     DEPRECIATED COST
  FULL BATH                 1-6pc                        1-3pc
  PART BATH     2-2pc       3-4pc                        1-4pc       COST  6541.00 @ $ 275.00        $  1798775
  BEDROOM                   4                            1                --------   --------          -----------
  FAMILY        1                                                    GARAGE:                         $    18000      $
  LAUNDRY       1                                                            -----------------------   -----------     -----------
  OTHER(S)      pantry                       **          wine        BASEMENT FINISH:
                study                        media       cellar                      --------------
                                             room        rec rm                                      $               $
                                             steam       bar         ------------------------------   -----------     -----------
                                             room        **          OTHER EXTRAS: Pool house,       $               $
                                                                                   ----------------   -----------     -----------
                                                                     landscaping, fence,             $               $
                                                                     ------------------------------   -----------     -----------
                                                                     patio, walking & drive-         $               $
                                                                     ------------------------------   -----------     -----------
                                                                     way, etc.                       $   250000
                                                                     ------------------------------   -----------     -----------
                                                                     TOTAL REPLACEMENT COST:         $  2066775
                                                                                            -------   -----------
                                                                     LESS ACCRUED DEPRECIATION     % $               $  2066775
                                                                                               ---    -----------     -----------
                                                                     INDICATED VALUE:                                $  2816775
                                                                                     ----------------------------     -----------

                                                                     VALUE BY THE COST APPROACH (rounded)            $  2816800

DIRECT COMPARISON APPROACH


     ITEM      SUBJECT PROPERTY             COMPARABLE NO. 1               COMPARABLE NO. 2                 COMPARABLE NO. 3
                                       DESCRIPTION     $ ADJUST.       DESCRIPTION     $ ADJUST.        DESCRIPTION     $ ADJUST.

ADDRESS          1507 Pinecrest
                 Drive
                 West Vanc.
DATE OF SALE
SALE PRICE
SITE SIZE        12,744 sq.ft.                                           PLEASE SEE ADDENDUM (4)
S.F.L.F.A.       4432 sf
AGE/CONDITION    New / Good                 /                                /                                /
STYLE            2 stry w/bsmt
RMS/BEDS/BATH    13 /5/1F/2H5E        /          /                     /          /                     /          /
BASEMENT         2109 sf
GARAGE/PARK      Triple garage

ADJUSTED VALUES/NET ADJUSTED TOTALS

CONCLUSIONS: See addendum (5)

VALUE BY THE DIRECT COMPARISON APPROACH (ROUNDED) $2,700,000

FINAL ESTIMATE OF VALUE/COMMENT ON REASONABLE EXPOSURE TIME: See addendum (6)

COMMENT ON AND ANALYZE ANY KNOWN SALES, LISTING OR OFFER TO PURCHASE ON THE SUBJECT PROPERTY OVER THE PAST YEAR: (Include source of information) There are no transaction involving the subject over the past year. The last known transaction involving the subject occurred in September 1989, when the present owner acquired the property as is vacant for $585,000.

AS A RESULT OF MY APPRAISAL AND ANALYSIS IT IS MY OPINION THAT THE MARKET VALUE OF THE SUBJECT PROPERTY AS AT May 30, 1995 is $2,700,000. THIS REPORT WAS COMPLETED ON June 13, 1995.

ADDITIONAL SALES:          ATTACHED   SKETCH ADDENDUM:               ATTACHED        OTHER: (SPECIFY)
                      ----                                       ----
NARRATIVE ADDENDUM:    X   ATTACHED   PHOTO ADDENDUM:             X  ATTACHED             ATTACHED
                      ----                                       ----                ----
                                      LIMITING
MAP ADDENDUM:          X   ATTACHED   CONDITIONS/CERTIFICATION:      ATTACHED             ATTACHED
                      ----                                       ----                ----
                                                                                                        INSPECTED
                                                                                                      PROPERTY (DATE)
APPRAISER  Steven Kwan                      SIGNATURE /s/ STEVEN KWAN       DESIGNATION                  05/30/95
          --------------------------------            --------------------              -------------    --------

SUPERVISORY
APPRAISER      David J. Wilson B.Sc ARICS   SIGNATURE  /s/ DAVID J. WILSON  DESIGNATION   AACI
         ----------------------------------           --------------------              -------------

   This form was produced using CRAL by CSA, Inc., Copyright (C) 1989 - 1994

Form #: CSA-USPAP 01/94 Page 2

                   Canada Springfield Appraisal Consultants

LENDER/CLIENT Nam Tai Electronics Ltd.                   ADDRESS OF PROPERTY
Attn: Mark Waslen                                        1507 Pinecrest Drive
ADDRESS: 4185 Still Creek Drive                          West Vancouver, B.C.
Burnaby, B.C.  V5C  6G9
TEL: (   )

- -------------------------------------------------------------------------------
                      NARRATIVE ADDENDUM: APPRAISAL REPORT
- -------------------------------------------------------------------------------

(1)

A. NEIGHBOURHOOD

The subject property is located in a quiet prestigious residential known as British Properties within the District of West Vancouver. The neighbourhood is a developed area composed of detached single family dwellings of mixed ages. The surrounding developments are of good quality and in well maintained condition. The area residents are of the upper income group.

General amenities such as shopping and schools are within easy driving distance and public transportation is within easy walking distance.


B. SITE DESCRIPTION

The subject is a freehold property. It is terraced and has a gentle slope from the street up towards the rear. The site is an irregular-shaped corner lot containing an area of approx. 12,744 sq.ft.

There is a good view of the city, Burrard Inlet and the ocean from the property.

The site enjoys a full complement of municipal services. Municipal services to the site include asphalt paved street with concrete curbs and gutter, concrete sidewalk, hydro, natural gas, water, sanitary and storm sewers, street lighting, cablevision, and police and fire protection.



C. IMPROVEMENT

The improvement is a two storey, full-basement dwelling. It is of wood construction on concrete foundation. The exterior is finished with acrylic stucco and solid granite stone facing, and the roof covering is of combination of tar and gravel and concrete tile finish.

The total gross floor area is 6,532 square feet, comprising 2,489 square feet on the main floor, and 1,934 square feet on the upper floor, and 2,109 square feet of finished area in the basement.

The main floor contains a living room with a gas fireplace, dining room, kitchen with an eating area, family room, laundry, pantry, study and two-2pc powder room.

The upper floor contains 4 bedrooms with a 6pc ensuite in the master bedroom, and an 4pc ensuite in each of the remaining bedroom.

The basement is fully finished and contains a recreation room with a full bar, 1 bedroom with 4pc ensuite, a 3pc bathroom with a changing area and steam room, and a utility room. An accessory building adjacent to the garden terrace contains a 14'x8' heated and filtered inground swimming pool.


PARKING

Parking is provided by an attached triple garage with a concrete and paving stone paved driveway.

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
                      NARRATIVE ADDENDUM: APPRAISAL REPORT
- -------------------------------------------------------------------------------

SPECIAL FEATURES

*        12 feet high ceiling over the living room
*        Wainscotting in the dining room
* Skylights over the breakfast area, master ensuite & the secondary staircases
* The kitchen (is of good quality) and will have siematic 7,007 RA cabinets, gaggenau cook top & wok top, jennair built-in oven, microwave oven, dishwasher, garburator and sub-zero refrigerator
*        Good quality bathroom with jacuzzi bathtub (all Kohler brand)
*        Walk-in closet in the master bedroom
* Remote control garage door openers and electronic remote control front gate
*        Heated and filtered inground swimming spa pool
*        Built-in vacuum system and alarm system
*        Radiant hot water heating
*        Intercom with video monitor
*        Extensive use of mohogary trim and panels
*        Built-in wall cabinets & closet organizers
*        Sound insulated media room



The subject building is currently at the final finishing stage, and we assumed that the subject building will be in a good condition throughout upon completion.


To the best of our knowledge, the subject property does not contain Urea Formaldehyde insulation.




(2)


BASEMENT FINISHES, UTILITY:

The basement is finished with similar quality of finishing as the other floors, has a recreation room with full bar, mini theatre, exercise room and steam room, etc.



(3)


DECKS, PATIOS, OTHER IMPROVEMENT:

Slate paving terrace off the family room. Garden terrace off the study room at rear. Detached accessory building containing a 14'x8' swimming spa pool surrounded with tiled floor, adjacent to the garden terrace. Paving stone tile view deck off the master ensuite and the upper floor hallway.

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
                      NARRATIVE ADDENDUM: APPRAISAL REPORT
- -------------------------------------------------------------------------------


Addendum (4)

========================================================================================================================
COMP                      ADDRESS                       LOT SIZE                         BUILDING           SALE PRICE/
NO.                                                                                      (SQ.FT.)           DATE
- ------------------------------------------------------------------------------------------------------------------------
1                         1438 Chippendale              85.3'x128.3'/86.9'/156.7'        7,000              $2,400,000/
                          Road                          or 12,028 sq.ft.                                    April 1995
- ------------------------------------------------------------------------------------------------------------------------
2                         1322 Cammeray                 135'x120'/89.98'/92.7'/42.3'     6,340              $2,300,000/
                          Road                                                                              Dec 16, 1994
- ------------------------------------------------------------------------------------------------------------------------
3                         1438 Bramwell Road            74.35'x156'/105'/170.88'         7,027              $2,210,000/
                                                        or 14,402 sq.ft.                                    April 1995
- ------------------------------------------------------------------------------------------------------------------------
4                         2558 Westhill Drive           115.6'x167.1'/54'/62.5'/19.4'    6,368              $1,920,000/
                                                        or 11,996 sf                                        Aug 3, 1995
- ------------------------------------------------------------------------------------------------------------------------
5                         1509 Chartwell Drive          97.14'x157.76'/100'/191.18'      9,000              $2,688,000
                                                                                                            Aug 12, 1994
========================================================================================================================



Addendum (5)

In preparing our estimate current market value of the subject property, a number of current listings and sales comparables have been examined, and we have placed most emphasis on sales of dwellings offering similar location and quality of improvement.

Comparable No. 1 is a recent private sale, improved with a 5 year old, 2 storey with basement, architectural design building containing a total of 7,000 square feet livable area. It is situated on a similar size lot, slightly superior in location, however, slightly inferior in quality of finishing, has a slightly sloped driveway.

Comparable No. 2 is a slightly dated sale, improved with a newly constructed 2 storey with basement, architectural design building containing a total of 6,340 square feet livable area. It is situated on a similar size lot, slightly inferior in location and quality of finishing, has a level driveway.

Comparable No. 3 is a recent exclusive sale, improved with a 6 year old, 2 storey with basement, architectural design building containing a total of 7,027 square feet livable area. It is situated on a slightly larger lot, similar in location and quality of finishing, has a slightly sloped driveway.

Comparable No. 4 is a recent sale, improved with a 5 year old, architectural design building containing a total of 6,368 square feet livable area. It is situated on a similar size lot, inferior in location, has similar quality of finishing, and a driveway moderately sloped down from street.

Comparable No. 5 is a dated sale, improved with a newly renovated and modernized 17 year old, 2 storey with basement building containing a total of 9,000 square feet livable area. It is situated on a slightly larger but steeply sloped lot, similar in location and quality of finishing.

These data suggested an adjusted range in value of the subject property from $2,700,000 to $2,800,000, within this range, we feel that the lower limit is warranted due to the current soft market condition.

Therefore based upon our inspection and analysis of limited data available, it is our opinion that the market value of the subject property on May 30, 1995 was:-

                 TWO MILLION AND SEVEN HUNDRED THOUSAND DOLLARS
                                  ($2,700,000)

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
                      NARRATIVE ADDENDUM: APPRAISAL REPORT
- -------------------------------------------------------------------------------

Addendum (6)


FINAL ESTIMATE OF VALUE

In the subject appraisal, two approaches to value have been employed with the following results:

                           Cost Approach           $2,800,000
                           Market Approach         $2,700,000

Both approaches provide the similar results. There is weakness in the Cost Approach as the subject is a new dwelling and is difficult to estimate the developer's profit.

In the Market Approach, truly comparable sales are scarce and a considerable amount of adjustments for location, building and lot size, age and quality of improvements of the comparable sales have been made. The indicated value estimate relies somewhat on our experience and judgement. Both approaches contain weakness but combine to provide a reasonable indication of value.

In our final analysis, we have placed more weight on the Market Approach. Therefore, it is our opinion that the market value of the subject property as at May 30, 1995 was $2,700,000.

The reasonable exposure time is likely in the region of three to nine months.

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
                    SUMMARY OF SALIENT FACTS AND CONCLUSIONS
- -------------------------------------------------------------------------------

LEGAL DESCRIPTION:
LOT 15, BLK 57, DL CE #22, LD 37, PLN 22343, PID: 014-577-097


MUNICIPALITY OR DISTRICT:
District of West Vancouver


HIGHEST AND BEST USE:  Yes


SITE:                  SITE AREA: 12,744 sq. ft.
                       ZONING:    RS-3



IMPROVEMENTS:          ESTIMATED YEAR BUILT:     1995
                       EFFECTIVE AGE:            New
                       ESTIMATED REMAINING LIFE: 60 yr
                       ROOMS/BEDROOMS/BATH:      13 /5/lF/2H5E
                       TOTAL LIVING AREA:        4432.1

REAL ESTATE TAXES ($): 4,444.68-94


DATE OF APPRAISAL:     May 30, 1995

SALES INFORMATION:     DATE OF SALE:
                       SALE PRICE:


                           SUMMARY OF VALUE FINDINGS


VALUATION APPROACH                           VALUE INDICATION ($)

COST APPROACH:                                    2,816,800

DIRECT COMPARISON APPROACH:

    COMP 1:
    COMP 2:
    COMP 3:
    COMP 4:
    COMP 5:
    COMP 6:
    VALUE BY THE DIRECT COMPARISON APPROACH:      2,700,000

LAND VALUE:                                         750,000

MARKET VALUE CONCLUSION ($)                       2,700,000

- -------------------------------------------------------------------------------
          CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS - PAGE 1
- -------------------------------------------------------------------------------

DEFINITION OF MARKET VALUE: The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller, each acting prudently, knowledgeably and assuming the price is not affected by undue stimulus. Implicit in this definition in the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: (1) buyer and sailor are typically motivated; (2) both parties are well informed or well advised, with each acting in what he considers his own best interest; (3) a reasonable time is allowed for exposure in the open market; (4) payment is made in terms of cash in Canadian dollars or In terms of financial arrangements comparable thereto; and
(5) the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale.

CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS

CONTINGENT AND LIMITING CONDITIONS: The certification that appears in the appraisal report is subject to the following conditions:

1. Because market conditions, including economic, social and political factors change rapidly and, an occasion, without warning, the market value estimate expressed as of the date of this appraisal cannot be relied upon as of any other date except with further advice from the appraiser confirmed in writing.

2. No responsibility is assumed for matters of a legal nature that affect either the property being appraised or the title to it. It has been assumed that the title is good and marketable and, therefore, no opinion is rendered about the title. The subject property must comply with government regulations, including zoning, building code and health regulations and, if it doesn't comply, its non-compliance may affect market value. To be certain of compliance, further investigation may be necessary. The property is appraised on the basis of it being under responsible ownership.

3. No survey of the property has been made. Any sketch in the appraisal report shows approximate dimensions and is included only to assist the reader of the report in visualizing the property.

4. This report is completed on the basis that testimony or appearance in court is not required as a result of this appraisal unless specific arrangements to do so have bean made beforehand. Such arrangements will include, but not necessarily be limited to, adequate time to review the appraisal report and data related thereto and the provision of appropriate compensation.

5. Unless otherwise stated in the appraisal report, there are no known unapparent or hidden conditions of the property (including but not limited to its soils, physical structure, mechanical and other operating system, its foundation etc.) or adverse environmental conditions (on it or a neighbouring property, including the presence of hazardous wastes, toxic substances etc.) that would make the property more or lose valuable. It has been assumed that there are no such conditions unless they were observed at the time of inspection or became apparent during the normal research involved in completing the appraisal. The attached report should not be construed as an environmental audit or a detailed property condition report, as such reporting is beyond the scope of this report and/or the qualifications of the appraiser.
Responsibility is not accepted for any such unapparent or hidden conditions that do exist, or for any research, testing or engineering that might be required to discover whether such conditions exist.

6. Information, estimates, and opinions that have been expressed in the appraisal report are obtained from sources considered to be reliable and they are believed to be true and correct. No responsibility is assumed for the accuracy of such items that were furnished by other parties.

7. The opinions of value and other conclusions contained herein assume satisfactory completion of any work remaining to be completed in a good and workmanlike manner. Further inspection may be required to confirm completion of such work.

8. The contents of this report are considered confidential and will not be disclosed by the author to any party except as provided for in the Standards of Professional Practise of the Appraisal Institute of Canada and/or when properly entered into evidence of a duly qualified judicial or quasi-judicial body.

9. Written consent from the author and supervisory appraiser must be obtained before all (or any part) of the content of the appraisal report can be used for any purposes by anyone except: the client specified in the report and, where the client is the mortgages, its insurer and the borrower, if he/she paid the appraisal fee. The author's written consent and approval must also be obtained before the appraisal (or any pan of it) can be conveyed by anyone to any other parties, including mortgagees other than the client and the public through prospectus, offering memo, advertising, public relations, news, sales or other media.

- -------------------------------------------------------------------------------
         CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS - PAGE 2
- -------------------------------------------------------------------------------

APPRAISER'S CERTIFICATION: The Appraiser certifies and agrees that:

1. The subject market area has been researched and a minimum of three recent sales of properties have been selected that are the most similar and proximate to the subject property for consideration in sales comparison analysis and a dollar adjustment have been made where appropriate to reflect the market reaction to those items of significant variation. If a significant item in a comparable property is superior to, or more favourable then, the subject property, a negative adjustment is made to reduce the adjusted sales price of the comparable and, it a significant item in a comparable property is inferior to, or lose favourable than the subject property, a positive adjustment is made to increase the adjusted sales price of the comparable.

2. All factors known to the appraiser (and to the extent that the data permits) that have an impact on value have boon taken into consideration to the extent felt necessary in rendering a considered opinion of value. No significant information has been knowingly withhold from the appraisal report and it is believed to the best of my knowledge, that all statements and information in the appraisal report are true and correct.

3. Only my personal, unbiased, and professional analysis, opinions, and conclusions are stated in the appraisal report. Included on this form are all contingent and limiting conditions affecting the analysis, opinions, and conclusions, whether they were imposed by the terms of the assignment or by the appraiser.

4. I have no past, present or prospective interest in the property that is the subject to this report, and I have no present or prospective personal interest in the property or bias with respect to the parties involved.

5. The opinion of value stated within this report does not result from a requirement to report a predetermined value or direction in value that favours the cause of the client or any related party, the attainment of a specific result, or the occurrence of a subsequent event in order to receive the compensation and/or employment for performing the appraisal. The reported value is not based on a requested minimum valuation, a specific valuation, or the need to approve a specific mortgage loan.

6. The appraisal has been performed in conformity with the Standards of the Appraisal Institute of Canada with the exception of the departure provision of those Standards, which does not apply. It is acknowledged that an estimate of a reasonable time for exposure in the open market is a condition in the definition of market value and the estimate developed is consistent with the marketing time noted in the appropriate section of this report unless otherwise stated in the reconciliation section.

7. The interior and exterior of the subject property were personally inspected on the date shown in the attached report. It is hereby certified that any apparent or known adverse conditions have been noted herein, in the subject improvements, on the subject site, or on any site, within the immediate vicinity of the subject property which were apparent as of the date of inspection and that adjustments have been made for these adverse conditions in the analysis of the property value to the extent that market evidence was available to support them.

8. All conclusions and opinions about the real estate were personally prepared as same are set forth in the appraisal report. If there was reliance on significant professional assistance from any individual or individuals in the performance of the appraisal or the preparation of the appraisal report, such individual(s) have been named heroin including the disclosure of specific tasks performed by them. No authorization has been given to anyone to make a change to any item in the report; therefore, if an unauthorized change is made to the appraisal report, no responsibility for such changes is assumed.

SUPERVISORY APPRAISER'S CERTIFICATION: If a supervisory appraiser signed the appraisal report, he or she certifies and agrees that: direct supervision of the appraiser who prepared the appraisal report was performed and that the supervisor participated in the development of the estimate of market value in this appraisal report, reviewed the appraisal report, agree with the statements and conclusions of the appraiser, and take full responsibility for the appraisal report.


APPRAISER:                                SUPERVISORY APPRAISER (if applicable):

Signature:                                Signature:         [SIG]
          -----------------------------             -------------------------
Name: Steven Kwan                         Name:  David J. Wilson B.SC ARICS
      ---------------------------------        ------------------------------
Inspected Property:      Yes: X  No:      Inspected property:   Yes:    No X
                    ----     ---    ---                      ---    ---   ---
Date Signed:    June 14, '95              Date Signed:    June 14, '95
            ---------------------------               -----------------------
Designation:                              Designation: AACI
            ---------------------------                ----------------------
Recertified:    Yes:     No:  X           Recertified:     Yes:  X  No:
            ----    ----    ----                      ----     ----    -----

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
     CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS ADDITIONAL COMMENTS
- -------------------------------------------------------------------------------


9.


Address:

1508 Pinecrest Drive, West Vancouver, B.C.


Legal description of Property:

LOT 15, BLK 57, DL CE#22, LD 37, PLN 22343, PID: 014-577-097


Date of Inspection:
May 30, 1995



Appraisal Value:
$2,700,000


Effective Date of Valuation:
May 30, 1995


10.

That as of May 30, 1995, the effective date of this report, the subject property identified as 1507 Pinecrest Drive, West Vancouver, B.C., has a value Of TWO MILLION AND SEVENTY THOUSAND DOLLARS ($2,700,000), subject only to the underlying assumptions and limiting conditions set out in this report.


11.

That the subject property was inspected on May 30, 1995 and that no one else provided significant professional assistance to the persons signing this report.

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
                           BUILDING SKETCH ADDENDUM
- -------------------------------------------------------------------------------


                                    [MAP]

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
                            LOCATION MAP ADDENDUM
- -------------------------------------------------------------------------------


                                    [MAP]

- -------------------------------------------------------------------------------
LENDER/CLIENT Nam Tai Electronics                      ADDRESS OF PROPERTY
Ltd.  Attn: Mark Waslen
ADDRESS: 4185 Still Creek Drive                      1507 Pinecrest Drive
Burnaby, B.C  V5C  6G9                               West Vancouver, B.C.
TEL: (  )........................                ..............................
- ---------------------------------                ------------------------------

- -------------------------------------------------------------------------------
                              SITE MAP ADDENDUM
- -------------------------------------------------------------------------------


                                    [MAP]

                                  SCHEDULE "B"

ASSESSMENT ROLL NUMBER                             OFFICE USE
08-45-328-24-0306-000-000                          NEIGHCD
DISTRICT OF WEST VANCOUVER                         025529

                                BRITISH COLUMBIA
                              ASSESSMENT AUTHORITY

                            1996 PROPERTY ASSESSMENT


This is your 1996 Property Assessment Notice. The purpose of this notice is to provide you with an estimate of your property value. This information will be used by the provincial government, municipalities, regional districts, and hospital boards to calculate your 1996 property taxes.


PROPERTY DESCRIPTION

Your property description may consist of a property address, legal description and the property identification (PID) number assigned by the Land Titles Office.

1507 PINECREST DR
Lot 15, Block 57, Plan 22343, District Lot CE #22, New Westminster Group 1 Land District.

PID-014-577-097

PROPERTY VALUE

The value of your property is determined by local real estate market conditions. The ASSESSED VALUE is BC Assessment's estimate of the market value (most probable selling price) for your property had it been for sale on July 1, 1995.

This value reflects the physical condition of your property as of October 31, 1995.

                                                                                   VALUE       CLASS
LAND                                                                             709,000
BUILDINGS                                                                      1,247,000
ASSESSED VALUE                                                                $1,956,000       RESIDENTIAL
  TAXABLE VALUE                                                               $1,956,000

ADDITIONAL INFORMATION
This information relates to your property and may be of interest to you.

o        This is an assessment of an incomplete building or structure.

o "Residential" includes dwellings, recreational property, apartments, condominiums, manufactured homes, farm buildings and some vacant land.

o        1995 assessed value (as of July 1, 1994) was $1,328,000

YOUR ASSESSMENT OFFICE FOR THIS PROPERTY IS:

North Shore-Squamish Valley Area
255 First St W Suite 210
North Vancouver BC V7M 3G8
08-45-328-24-0306-000-000

Local Office (604) 984-9751 or 1-800-571-1211
Fax (604) 984-9310

THE OWNER/LESSEE OF THIS PROPERTY IS:

NAM TAI ELECTRONICS LTD
530 999 HASTINGS ST W             40
VANCOUVER BC     V6C2W2

                                  OFFICE HOURS

If you have any questions about your 1996 Property Assessment, please call your local assessment office.

During the month of January, the office will be open between 8:30 a.m. and 5:00 p.m., Monday through Friday.

For more information, please see the back of this notice.

PLEASE NOTE THAT THE DEADLINE FOR APPEALING YOUR ASSESSMENT IS JANUARY 31,
1996.